SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2002


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)


           Delaware                               000-22162                            22-3209241
(State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
        incorporation)



        2625 Cumberland Parkway
               Suite 310                                30339
           Atlanta, Georgia                          (Zip Code)
         (Address of principal
          executive offices)

       (Registrant's telephone number including area code) (770) 805-4400

ITEM 5.  OTHER EVENTS.

     On August 20, 2002, CareCentric, Inc. issued a press release regarding its Nasdaq listing status. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated August 20, 2002, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not Applicable.

     (b) Pro Forma Financial Information.

         Not Applicable.

     (c) Exhibits.

EXHIBIT
NUMBER        DESCRIPTION
------        -----------
99            Press Release dated August 20, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CARECENTRIC, INC.




Date: August 20, 2002               By: /s/ John R. Festa
                                       -----------------------------------------
                                       John R. Festa
                                       Chief Executive Officer
                                       (Principal Executive Officer)